UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                 FORM 8-K


                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D)
                  OF THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of the earliest event reported):  JANUARY 24, 1997
                                                  (NOVEMBER 8, 1996)




     STANDARD MANAGEMENT CORPORATION
          (Exact name of registrant as specified in its charter)


          0-20882                            No. 35-1773567
     (Commission file number)           (IRS employer identification no.)


     9100 Keystone Crossing
       Indianapolis, Indiana                        46240
(Address of principal executive offices)        (Zip Code)

                              (317) 574-6200
                                (Telephone)







ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

The following financial statements are filed as part of this report:

(a)  Audited Financial Statements of Shelby Life Insurance Company:

          Report of Independent Accountants

          Balance Sheets as of December 31, 1995 and 1994

          Statements of Income for the years ended
          December 31, 1995 and 1994

          Statements of Cash Flows for the years ended
          December 31, 1995 and 1994

          Notes to Financial Statements

     Unaudited Interim Financial Statements of Shelby Life Insurance
     Company

          Balance Sheet as of September 30, 1996

          Statements of Income for the nine months ended
          September 30, 1996 and September 30, 1995

          Statement of Cash Flows for the nine months ended
          September 30, 1996 and 1995

          Notes to Financial Statements

(b)  Pro Forma Financial Information:

     Standard Management Corporation
     Pro Forma Combined Financial Statements (Unaudited)

          Pro Forma Combined Balance Sheet as of September 30, 1996
          (Unaudited)

          Pro Forma Combined Statement of Operations for the nine months ended September 30, 1996 (Unaudited)

          Pro Forma Combined Statement of Operations for the year ended December 31, 1995 (Unaudited)

          Notes to Pro Forma Combined Financial Statements (Unaudited)





First Draft

                            SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              STANDARD MANAGEMENT CORPORATION
                                           (Registrant)


Date: JANUARY 24, 1997           By:   /S/ RONALD D. HUNTER
                                   Ronald D. Hunter
                                   Chairman of the Board, President and
                                   Chief Executive Officer

                         SHELBY LIFE INSURANCE COMPANY
                             FINANCIAL STATEMENTS
                              FOR THE YEARS ENDED
                          DECEMBER 31, 1995 AND 1994


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





REPORT OF INDEPENDENT ACCOUNTANTS


Board of Directors
Shelby Life Insurance Company


We have audited the accompanying balance sheets of the Shelby Life Insurance Company (the Company) as of December 31, 1995 and 1994, and the related statements of income, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Shelby Life Insurance Company as of December 31, 1995 and 1994 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


                                        COOPERS & LYBRAND L.L.P.
Memphis, Tennessee
September 18, 1996,
    except for Note 13
    as to which the date is
    November 8, 1996


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

SHELBY LIFE INSURANCE COMPANY
Balance Sheets
DECEMBER 31, 1995 AND 1994

                                            ASSETS                         1995              1994
   Inve stm ent s:
        Debt  secur iti es ava ila ble -fo r-s ale , at fair
        value                                                             57556880          28944618
        Debt  secur iti es hel d-t o-m atu rit y, at amo rti zed
        cost                                                              41647602          77872761
        Poli cy loa ns
                                                                           2268534           1840890
        Othe r inve stm ent s
                                                                           2420916            550000

                                                                         103893932         109208269
   Cash  and cash  equiv ale nts
                                                                           1154269                 -
   Accrue d inve stm ent  incom e
                                                                           1331813           1850254
   Rein sur anc e reco ver abl e
                                                                            949637           1101964
   Inco me tax es rec eiv abl e
                                                                                 -            220832
   Deferr ed pol icy  acqui sit ion  costs , net
                                                                            483018            378895
   Pres ent  value  of futur e prof its , net
                                                                           4475083           4012857
   Defe rre d inco me tax es
                                                                           499,000           1090000
   Othe r asse ts
                                                                            240444            317185
                 Tota l asse ts
                                                                         113027196         118180256
                                 LIABILITIES AND STOCKHOLDER'S
                                            EQUITY
   Poli cy dep osi ts and  liabi lit ies :
        Annui ty and  life dep osi ts
                                                                          84191283          92149921
        Annu ity  and life  liabi lit ies
                                                                          10996561          10794212
   Acco unt s paya ble , accr ued  expen ses  and othe r liab
   ili tie s                                                                607954            713952
F ede ral  incom e taxe s paya ble                                          415628                 -
   Paya ble  to paren t
                                                                            373025            271903
                 Tota l liab ili tie s
                                                                          96584451         103929988
   Comm itm ent s and con tin gen cie s (Not e 12)
   Comm on sto ck,  $100 par  value , 25,0 00 sha res  autho riz ed,  issue d
        and outs tan din g
                                                                           2500000           2500000
   Addi tio nal  paid-in cap ita l
                                                                          13351000          13351000
   Reta ine d earn ing s
                                                                            580915             74074
   Net unr eal ize d hold ing  gain (lo ss)  on avail abl e-f or-sal e secu rit ies , net
    of tax  liabi lit y (ben efi t) of $5, 000  and $(86 3,0 00)
        in 1995
        and 1994,  respe cti vel y
                                                                             10830          -1674806
                 Tota l stoc kho lde rs'  equit y
                                                                          16442745          14250268
                 Tota l liab ili tie s and sto ckh old er' s
                 equi ty                                                 113027196         118180256

               THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


SHELBY LIFE INSURANCE COMPANY
Statements of Income
FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994


                                   REVENUES                    1995         1994
      Premiu m inco me                                    $              $
                                                              1627541      1851879
      Net inv est men t inco me
                                                              7950287      7603188
      Real ize d inve stm ent  gains  (loss ), net
                                                                84705       -80751
      Poli cy cha rge s
                                                              2374615
                                                                           2051454
      Othe r inco me
                                                               334046       382110
               Tota l reve nue s
                                                                          11807880
                                                             12371194
                         POLICY BENEFITS AND EXPENSES
      Policy  benef its  and expe nse s
                                                              2371044
                                                                           2486783
      Inte res t cred ite d to poli cie s
                                                              4812545
                                                                           5382361
      Unde rwr iti ng,  acqui sit ion  and insu ran ce
      exp ens es                                              2106858      2003616
      Oper ati ng exp ens es
                                                              1138446       346216
               Tota l poli cy ben efi ts and  expen
               ses                                           10428893
                                                                          10218976
      Inco me bef ore  provi sio n for inc ome  taxes
                                                              1942301
                                                                           1588904
      Prov isi on for  incom e taxe s
                                                               660460       514830
               Net inc ome                          $                    $
                                                              1281841      1074074

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


First Draft

SHELBY LIFE INSURANCE COMPANY
Statements of Stockholders' Equity
FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994


 NET
UNREALIZED

HOLDING

GAIN
(LOSS)

                                                               ADDITIONAL
  ON          TOTAL
AVAILABLE-
                                                COMMON           PAID-IN          RETAINED

FOR-      STOCKHOLDERS'
SALE
                                                 STOCK           CAPITAL          EARNINGS
             EQUITY
SECURITIES
        Bal an ce s at  Jan ua ry  1, $              $
        19 94                                    2500000         13048952                -
          $
   -      15548952
             Add it io na l ac qu is it
             io n co st s                                          302048


            302048
             Div id en d to  par en t                                         $
             ($ 40  per  sha re )                                                 -1000000

                 -
           1000000
             Net in co me
                                                                                   1074074


           1074074
             Net  cha ng es  in un re
             al iz ed  hol di ng
                  loss  on av ai la bl
                  e-fo r-sa le
                  secu ri ti es , ne t                                                         $
                  of  tax es  of $8 63
                  ,0 00

   -             -
1674806    1674806
        Bala nc es  at De ce mb er  31,
        199 4                                    2500000         13351000            74074

   -
1674806   14250268
             Div id en d to  par en t
             ($ 31  per  sha re )                                                  -775000

                 -
            775000
             Net in co me
                                                                                   1281841


           1281841
             Net  cha ng es  in un re
             al iz ed  hol di ng
                  gain  on av ai la bl
                  e-fo r-sa le
                  secu ri ti es , ne t
                  of  tax es  of $8 68
                  ,0 00

1685636
           1685636
        Bala nc es  at De ce mb er  31,     $                $        $                        $
        199 5                                    2500000         13351000           580915
          $
10830     16442745




First Draft

SHELBY LIFE INSURANCE COMPANY
Statements of Cash Flows
FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                               1995         1994
      Cash  flows  from ope rat ing  activ iti es:
         Net incom e                                      $              $
                                                              1281841      1074074
         Adju stm ent s to reco nci le net  incom e to net cas h prov ide d by opera tin g acti vit ies :
               Amort iza tio n of inve stm ent s, net
                                                              1251486      1456197
               Amor tiz ati on of pre sen t valu e of futu re pro fit s, net
                                                              -462226      -897183
               Defe rre d fede ral  incom e tax pro vis ion  (bene fit )
                                                              -277000       223000
               Net (ga in)  loss on sal e of inve stm ent s
                                                               -84705        80751
               Chan ges  in opera tin g asse ts and  liabi lit ies :
            Ot her  inves tme nts                                          -550000
                                                             -1870916
            P oli cy loa ns                                   -427644      -171850
                  Poli cy acq uis iti on cos ts
                                                              -104123      -378895
            R ein sur anc e reco ver abl e                     152327       182610
                  Fede ral  incom e taxe s rece iva ble  and paya ble
                                                               636460      -135920
                  Accr ued  inves tme nt inc ome
                                                               518441       100804
                  Othe r asse ts
                                                                76741        51385
            P oli cy lia bil iti es                            202349       724012
                  Acco unt s paya ble , accr ued  expen ses  and othe r liab ili tie s
                                                              -105998      -129488
            P aya ble  to paren t                              101122       271903
                     Net cas h prov ide d by oper ati ng act ivi tie s
                                                               888155      1901400
      Cash  flows  from inv est ing  activ iti es:
         Procee ds fro m prin cip al rep aym ent s and mat uri tie s of held-to-mat uri ty deb t secu rit ies
                                                              6685199      8775974
         Proc eed s from  princ ipa l repa yme nts  and matu rit ies  of availa ble -fo r-s ale  debt sec uri tie s
                                                              1988981      1503433
         Proc eed s from  sales  of avail abl e-f or-sal e debt  secur iti es
                                                             26370443      3278265
         Purc has e of held -to -ma tur ity  debt sec uri tie s
                                                            -21135616    -12460688
         Purch ase  of avail abl e-f or-sal e debt  secur iti es
                                                             -4909255            -
                     Net cas h prov ide d by inve sti ng act ivi tie s
                                                              8999752      1096984
      Cash  flows  from fin anc ing  activ iti es:
         Net incre ase  in depos its
                                                             -7958638     -4779168
         Divi den ds pai d
                                                              -775000     -1000000
                     Net cas h used  by finan cin g acti vit ies
                                                             -8733638     -5779168
                     Net inc rea se (de cre ase ) in cash  and cash  equiv ale nts
                                                              1154269     -2780784
      Cash  and cash  equiv ale nts , begi nni ng of yea r
                                                                    -      2780784
      Cash  and cash  equiv ale nts , end of yea r        $   1154269    $       -

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



First Draft

SHELBY LIFE INSURANCE COMPANY
Notes to Financial Statements


1.ORGANIZATION, BASIS OF PRESENTATION AND NATURE OF OPERATIONS:
ORGANIZATION
Shelby Life Insurance Company (the Company) is a wholly-owned subsidiary of Delta Life and Annuity Company (Delta). Delta, a Tennessee corporation, is a wholly-owned subsidiary of Delta Life Corporation (DLC), a Delaware corporation. During 1995, the Company received approval for redomestication to Tennessee. Accordingly, the Company is chartered and licensed in the State of Tennessee and is licensed in various other states. Prior to 1995, the Company was chartered and licensed in the State of Ohio as The Shelby Life Insurance Company of Shelby, Ohio.
BASIS OF PRESENTATION
The accompanying financial statements of the Company are prepared on the basis of generally accepted accounting principles. Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make various estimates that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities, as well as the reported amounts of revenues and expenses. Actual results could differ from those estimates. Effective December 31, 1993, Delta acquired all of the common stock of the Company. The fair value of the assets acquired was $123.2 million and liabilities assumed totaled $107.7 million. The acquisition has been accounted for under the purchase method. During 1994 Delta incurred additional amounts associated with the acquisition totaling $302,048.
NATURE OF OPERATIONS
The Company markets individual life insurance, annuities and investment products to its policyholders, primarily in the eastern half of the United States. Its products are distributed through independent agents and brokers. The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to competition, economic conditions, interest rates, investment performance, maintenance of insurance ratings, regulation and taxation, and other factors.

2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
INVESTMENTS
During 1994, the Company adopted Statement of Financial Accounting Standards No. 115 (SFAS 115), "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES". Under the statement the Company's investments have been classified as held-to-maturity and available-for-sale. Securities classified into the held-to-maturity category are accounted for at cost, adjusted


First Draft